NICHOLAS FAMILY OF FUNDS
A FAMILY OF NO-LOAD FUNDS

NICHOLAS LIBERTY FUND
(A Series of Nicholas Family of Funds, Inc.,
Registered as an Open-End Management Investment Company)

Prospectus

November 30, 2001

Nicholas Liberty Fund (the "Fund") is a no-load, non-diversified fund. The Fund’s investment objective is growth.

This Prospectus gives vital information about the Fund.
For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

Investment Adviser
NICHOLAS COMPANY, INC.

Minimum Initial Investment - $2,000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or
determined whether this prospectus is truthful or complete.
Anyone who tells you otherwise is committing a crime.

700 North Water Street s Suite 1010 s Milwaukee, Wisconsin 53202 s 414-272-6133 s 800-227-5987

TABLE OF CONTENTS

Page

OVERVIEW	1
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES AND RISKS	4
THE FUND’S INVESTMENT ADVISER	7
PRICING OF FUND SHARES	8
PURCHASE OF FUND SHARES	9
REDEMPTION OF FUND SHARES	11
EXCHANGE BETWEEN FUNDS	14
TRANSFER OF FUND SHARES	15
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS	15
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN	16
SYSTEMATIC WITHDRAWAL PLAN	16
TAX DEFERRED ACCOUNTS	16
MASTER RETIREMENT PLAN	17
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

    You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

    This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

NICHOLAS LIBERTY FUND

Investment Objective

    The Fund’s primary investment objective is growth. There is no guarantee the Fund will meet its objective. The Fund’s Board of Directors may change this investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in the investment objective. If there is a change to the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies

    To pursue the Fund's goal of growth, it invests primarily in domestic equity securities, which may include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. The Fund’s Adviser uses a "bottom up" approach to select its investments. This means companies are reviewed one at a time to determine if they are an attractive investment opportunity and consistent with the Fund’s investment policies. Factors used to determine if a security is an attractive investment opportunity for the Fund include, but are not limited to, earnings before interest, taxes, depreciation and amortization ("EBITDA"), enterprise value to EBITDA, quality of management, operating history, its price-to-earnings ratio and the growth rate of EBITDA and earnings. The Fund may invest in companies of any size or market capitalization – small, medium or large and may concentrate its investments in a particular industry or industries. The Fund also may participate in the initial public offering ("IPO") market, and a significant portion of the Fund’s returns may be attributable to IPO investments. The Fund is a "non-diversified fund" that invests in a relatively small number of stocks. Because the Fund invests in so few stocks, the Fund’s performance may be substantially affected by an increase or decrease in the value of any one stock in its portfolio. The portfolio manager may engage in active and frequent trading of portfolio securities to achieve its investment objective.

    The Fund is not required to be fully invested in equity securities. If the Fund’s portfolio manager cannot find an acceptable equity investment to add to the portfolio or believes that market conditions are unfavorable for profitable investing, a significant portion of the Fund’s assets may be invested in securities of other investment companies known as exchange traded funds ("ETFs"), cash and cash equivalents and repurchase agreements until such time as a suitable investment is identified or market conditions improve. Thus, during any period in which the Fund is not primarily invested in equity securities, it may not achieve its investment objective.

Principal Risks of Investing

    As with any mutual fund, the Fund cannot guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

                The principal risks of investing in the Fund are:

Non-diversified Fund Risk – In general, a non-diversified fund owns fewer stocks than other mutual funds. This means that a large loss in an individual stock has a much greater impact in the fund’s value than it would in a fund that owns a larger number of companies. In addition, as noted above, to the extent the Fund is invested in other investments such as cash and cash equivalents and ETFs (as opposed to being fully invested in equity securities), the Fund may not achieve its investment objective. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Market Risk – Market risk involves the possibility that the value of the Fund’s investment will fluctuate as the stock market fluctuates over short or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

Issuer Specific Risk - From time to time, the value of an individual company in the portfolio may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the same industry. In addition, securities of small- and medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy, and the stock prices of small- and medium-sized companies may fluctuate more than the stock prices of larger companies.

Political Risk - Regulation or de-regulation of a particular industry can have a significant impact on the companies within that industry. Some companies make a successful transition from regulated to de-regulated, while others fail in their efforts. The Fund’s investment in a particular industry may be impacted due to changes in regulations.

Initial Public Offering Risk – The IPO market has been volatile in recent years. Even when the IPO market is robust, there is no guarantee that it will continue to be so. IPOs involve special risks because they are new issues and have not been previously traded.  Some of these risks, include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility.  The impact of IPO investments on the Fund’s performance will be magnified if the Fund has a small asset base, and, as the Fund’s assets grow, there is no guarantee that the impact of IPO investing – even in a strong market – will produce positive performance.

Portfolio Turnover Rate Risk  – The Fund may have a high portfolio turnover rate which may result in increased transaction costs, such as brokerage fees, which may offset the Fund’s performance gains. Higher portfolio turnover also may result in higher taxable income for the Fund’s shareholders.

    Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

    For further information on the Fund's principal investment strategies and the risks of investing in the Fund, see "Investment Objectives, Principal Investment Strategies and Risks" starting on page 4.

Performance

    The Fund commenced operations on November 30, 2001, and as a result, there is no historical performance information available at this time.

Fees and Expenses of the Fund

    Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed on Purchases .......................................................................................None
    Maximum Deferred Sales Charge (Load) ................................................................................................................None
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..................................................................None
    Redemption Fee on shares held six months or less (as a % of amount redeemed) ..........................................0.25% (1)
    Exchange Fee ..............................................................................................................................................................None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

    Management Fees .....................................................................................................................................................1.50%(2)
    Distribution [and/or Service] (12b-1) Fees .............................................................................................................None
    Other Expenses ..........................................................................................................................................................0.20%(3)
    Total Annual Fund Operating Expenses ...............................................................................................................1.70%

__________

(1) In addition, our transfer agent charges $15.00 for each wire redemption.

(2) Management fees may either increase or decrease from the base rate of 1.50% depending on the effect of the performance adjustment fee. During the first full twelve months of the Fund’s operations, the management fee will be charged at the base fee of 1.50%, with no performance adjustment. See the "The Fund’s Investment Adviser" on page 6.

(3) Other Expenses are based on estimated results for the current fiscal year, which may be more or less than actual expenses. Actual expenses are not provided because Fund shares were not offered until November 30, 2001.  The Adviser has agreed to voluntarily absorb certain Fund operating expenses, excluding the management fee, in excess of 0.20% of the average net assets on an annual basis.

Example: This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                                                                                                                                            One                Three
                                                                                                                                            Year                 Years

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, based on these
assumptions, your costs would be:                                                                                                        $173                    $536

__________

    For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment Adviser" on page 6.

Portfolio Management

    Mr. Mark J. Giese is Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mark J. Giese is a Senior Vice President of the Fund and a Vice President of the Adviser, and has been employed by the Adviser since 1994. For a further discussion of Mr. Mark J. Giese’s experience, see "The Fund’s Investment Adviser."

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

    This section provides a more detailed description of the Fund’s investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the Fund’s principal investment strategies and the principal risks of investing in the Fund.

Nicholas Liberty Fund

What is the Fund’s primary investment objective?

    The primary investment objective of the Nicholas Liberty Fund is growth. The Fund’s Board of Directors may change the Fund’s investment objective without shareholder approval, and in such event, the Fund will provide you with advance notice of any change in investment objective.

How does the Fund pursue its primary investment objective?

    The Fund primarily will be invested in domestic equity securities, which may include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. The Fund’s Adviser uses a "bottom up" approach to select its investments. This means companies are reviewed one at a time to determine if they are an attractive investment opportunity. The Fund is a "non-diversified fund" that invests in a relatively small number of stocks. Consistent with its investment objectives and policies, the Fund may invest in companies of any size or market capitalization – small, medium or large, as well as in companies of any country of organization or place of principal business activity. The Fund may concentrate its investments in a particular industry or industries. The Fund considers a number of factors in assessing a company, including:

* earnings before interest, taxes, depreciation and amortization ("EBITDA")
* EBITDA and earnings growth
* enterprise value to EBITDA
* quality of management
* operating history
* its price-to-earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

    The Fund may participate in the initial public offering ("IPO") market, and a significant portion of the Fund’s returns may be attributable to IPO investments.

    Income is not a significant factor in selecting the Fund’s investments. Income realized on the Fund’s investments will be incidental to its objectives. The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. The Fund is not required to be fully invested in common stocks.

Does the Fund invest in cash or cash equivalent securities?

    Although the Fund’s primary investment objective is growth, and the Fund intends to be primarily invested in common stocks, the Fund also may invest in cash, cash equivalents and repurchase agreements. Cash and cash equivalent securities will generally be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. In addition, if the Fund’s Adviser believes the market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund’s position in cash or cash equivalent securities and repurchase agreements may increase. There is no limitation as to the percentage of Fund assets that may be invested in cash or cash equivalents.

    Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities.

    Thus, in the event that the Fund is not fully invested in equity securities for any of the foregoing reasons, the Fund may not meet its investment objective of growth.

Will the Fund have high portfolio turnover?

    The portfolio turnover rate is a measure of portfolio activity. The Fund will sell portfolio securities when the Adviser believes an investment has reached its maximum potential or no longer meets the Adviser’s selection criteria. In addition, the Fund may purchase securities in anticipation of short-term gains. Short-term transactions also could result from liquidity needs, interest rate fluctuations or other economic conditions not foreseen at the time of investment. Because of the non-diversified status of the Fund and the factors discussed above, the Fund may have a higher portfolio turnover rate - 100% or more. A higher portfolio turnover rate may result in increased transaction costs, such as brokerage fees, which may offset the Fund’s performance gains. Higher portfolio turnover also may result in higher taxable income for Fund shareholders.

Does the Fund invest in securities other than equity securities and cash and cash equivalents?

    From time to time and consistent with the Fund’s objective of growth, the Fund may invest in securities other than equity securities and cash and cash equivalents. If the Fund’s portfolio manager cannot find an acceptable equity investment to add to the portfolio or believes that market conditions are unfavorable for profitable investing, the Fund’s assets may be invested in securities of other investment companies known as exchange traded funds ("ETFs") until such time as a suitable investment is identified or market conditions improve. ETFs are entities that acquire and hold either: (i) shares of all the companies that are represented by a particular index in the same proportion that is represented by the indices themselves; or (ii) shares of a sampling of companies that are represented by a particular index in a proportion meant to parallel the performance of the entire index.  ETFs may at times constitute a significant portion of the Fund’s investments. Thus, during any period in which the Fund is not primarily invested in equity securities, it may not achieve its investment objective.

    In addition to ETFs, other types of securities in which the Fund also may invest include, but are not limited to, investment grade and non-investment grade fixed income securities, futures, forwards, options and swaps and other derivative instruments. Although not typically part of the Fund’s principal investments, from time to time these other securities may be included in the Fund’s portfolio. The Fund’s Statement of Additional Information provides a more detailed discussion of these and other types of securities.

What are the principal risks of investing in the Nicholas Liberty Fund?

    Non-diversified Fund Risk. The Fund is a higher-risk investment due to its non-diversified status. A non-diversified fund may hold larger positions in an individual company and generally owns a smaller number of investments than a diversified fund. As a result, the performance of an individual investment may have a large impact, positive or negative, on the performance of the Fund. In addition, the Fund may invest a significant portion of its assets in securities of companies doing business in a comparatively small number of economic sectors. Because of potential investment concentrations, the value of the Fund’s shares may fluctuate more widely, and the Fund may be subject to greater market risk, than if the Fund were diversified.

    In addition to the extent the Fund is invested in other investments such as cash and cash equivalents and ETFs (as opposed to being fully invested in equity securities), the Fund may not achieve its investment objective. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

    Market Risk. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares, may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares. 7

    Issuer Specific Risk. From time to time, the value of an individual company in the portfolio may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the same industry.

    In addition, the Fund may invest its assets in securities of small- and medium-sized companies which often may have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Stock prices of small- to medium-sized companies also often fluctuate more than stock prices of larger companies.

    Political Risk. Regulation or de-regulation of a particular industry can have a significant impact on the companies within that industry. Some companies make a successful transition from regulated to de-regulated, while others fail in their efforts. The Fund’s investment in a particular industry may be impacted due to changes in regulations.

    Initial Public Offering Risk – The IPO market has been volatile in recent years. Even when the IPO market is robust, there is no guarantee that it will continue to be so. IPOs involve special risks because they are new issues and have not been previously traded.  Some of these risks, include, but are not limited to, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility.  The impact of IPO investments on the Fund’s performance will be magnified if the Fund has a small asset base, and, as the Fund’s assets grow, there is no guarantee that the impact of IPO investing – even in a strong market – will produce positive performance.

    Portfolio Turnover Rate Risk  – The Fund may have a high portfolio turnover rate which may result in increased transaction costs, such as brokerage fees, which may offset the Fund’s performance gains. Higher portfolio turnover also may result in higher taxable income for the Fund’s shareholders.

    Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund’s Statement of Additional Information, which is incorporated by reference herein.

Does the Fund use any techniques to mitigate risks?

    The Fund may use futures, options, swaps and other derivative instruments to "hedge" or to shield its portfolio from adverse movements in securities prices and interest rates. The Fund also may use foreign currency contracts to manage the Fund’s exposure to currency exchange risks. While such techniques will be employed at such times when the Fund’s portfolio manager believes the use thereof will benefit the Fund, the Fund’s performance could be worse than if the Fund had not used such investments if the portfolio manager’s judgment proves incorrect.

    The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.

    As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won’t lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

THE FUND’S INVESTMENT ADVISER

    Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

    The Adviser is the investment adviser to six other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Fund, Inc. Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income Fund, Inc. As of September 30, 2001, the Adviser had approximately $4 billion in assets under management.

    The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The Fund’s base management fee is 1.50% of the Fund’s average net assets. For each month subsequent to the end of the first full twelve months of operations, the base management fee of 1.50% of average net assets will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each from the inception date of the Fund. The first full twelve months of operations of the Fund shall commence as of the first day of the month following the month in which the Fund commenced operations. Once the Fund has had five full years of continuous operation, as measured from the first full month of operations, the base management fee will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, based on a five year monthly rolling average. The maximum adjustment up or down is 0.75%; therefore, the management fee may fluctuate between a minimum of 0.75% and maximum of 2.25% of average net assets. For example, as illustrated below, after the Fund has had 12 full months of continuous operations, the Fund’s average annual total return is 10% and the average annual total return of the benchmark over the prior 12 full months is 8%, the base fee of 1.50% would be adjusted upward by 0.50% to 2.00%. Conversely, if the Fund’s average annual total return over the period was 8% and the index average annual total return over the period was 10%, the base fee would be adjusted downward by 0.50% to 1.00%. Examples of the Adjusted Management Fee, which will be calculated once the Fund has completed its first full twelve months of operations, are shown in the table below.

Nicholas Liberty Fund Performance	Standard & Poor’s 500 Index Performance	Performance Difference	Performance Adjustment*	Adjusted Management Fee
13.00%	10.00%	3.00%	0.75%	2.25%
10.00%	8.00%	2.00%	0.50%	2.00%
8.00%	8.00%	0.00%	0.00%	1.50%
8.00%	10.00%	(2.00)%	(0.50)%	1.00%
10.00%	13.00%	(3.00)%	(0.75)%	0.75%

* The maximum performance adjustment up or down is 0.75%; therefore, the management fee may fluctuate between a minimum of 0.75% and maximum of 2.25% of average net assets.

    Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). However, pursuant to the Investment Advisory Agreement, the Adviser may charge the Fund for certain costs incurred by it in connection with providing the same as well as for certain other administrative services provided to the Fund, subject to prior approval of the Board of Directors of the Fund. The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

    The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

    The Adviser has agreed to voluntarily absorb certain Fund operating expenses, excluding the management fee, in excess of 0.20% of the average net assets on an annual basis. As a result of such absorption, the Fund’s total return will be higher than if the expenses were paid by the Fund.

    Mr. Mark J. Giese is a Senior Vice President of the Fund, a Vice-President of the Adviser and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been employed by the Adviser since 1994. Mr. Giese is a Chartered Financial Analyst and a Certified Public Accountant.

PRICING OF FUND SHARES

    The Fund’s price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the assets of the Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund’s SAI.

    In general, the value of each security is based on its actual or estimated market value on its primary exchange, with special provision for assets without readily available market quotes, for short-term debt securities and for situations where market quotes are deemed unreliable or stale. For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE closes and does not normally take into account trading, clearances or settlements that occur after the NYSE close. Domestic fixed income securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities. Information that becomes known to the Fund after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

    A delay in calculating NAV may happen in any of the following situations:

* The NYSE closes on a day other than a regular holiday or weekend;
* Trading on the NYSE is restricted;
* An emergency exists, resulting in an inability to sell or value securities; or
* The SEC permits a delay for the protection of shareholders.

    In unusual circumstances, the Fund may value securities at fair value estimated using methods determined in good faith by the Board of Directors, based on recommendations provided by the Adviser. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuation methods (such as last trade price) been used.

    Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund), minus any applicable redemption fee taken from your redemption proceeds for transactions in the Nicholas Liberty Fund. In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your Fund shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

   Minimum Investments    Regular Accounts and IRAs – Initial Investment   ..............................................................    $2,000
                                                To Add to an Account   ..........................................................................................................      $100
                                               Minimum Balance   ....................................................................................................................    $2,000
                                               Automatic Investment Plan    ..................................................................................................         $50

    Application Information  To purchase Fund shares, send an application and your check in the amount of your investment made out to Nicholas Liberty Fund, to:

Nicholas Funds
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944

    Overnight Delivery   To purchase shares by overnight or express mail, please use the following street address:

Nicholas Funds
c/o Firstar Mutual Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

    You should be aware that deposit in the mail or with other independent delivery services, of purchase applications does not constitute receipt by Firstar or the Fund.

    Wire Payments    You also may purchase Fund shares via the Federal Reserve wire system.  If a wire purchase is to be an initial purchase, please call Firstar (800-544-6547 or 414-276-0535) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

Wire To:             Firstar Bank, N.A.
                             ABA 042000013
Credit:                 Firstar Mutual Fund Services, LLC
                             Account 112-952-137
Further Credit:   Nicholas Focus Fund
                             (shareholder account number)
                             (shareholder registration)

    The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

    The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.

    Purchase of shares will be made in full and fractional shares computed to three decimal places. The Fund will not issue certificates for Fund shares.

    Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

    Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. Cashiers checks, two-party checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

REDEMPTION OF FUND SHARES

    You may redeem all or part of your Fund shares by any of the following methods. All redemptions in proper order will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. Redemptions of Fund shares held six months or less will be charged a 0.25% redemption fee. This fee is paid to the Fund rather than the Fund’s Adviser, and is designed to offset the market impact and other costs associated with fluctuations in fund assets levels and cash flow caused by short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through the reinvestment of dividends and distributions. The Fund reserves the right to waive the redemption fee.

    The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

    You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $15.00. In addition, proceeds also may be electronically transferred through the Automated Clearing House to a pre-authorized bank account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

    Redemptions By Mail    Written redemption requests must include the name of the Fund, the account number(s), the amount of money or the number of shares being redeemed, the name(s) on the account(s) and the signature(s) of each registered account holder. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign. Send your redemption request to:

Nicholas Funds
P.O. Box 2944
Milwaukee, Wisconsin 53201-2944

    Overnight Delivery     To redeem shares by overnight or express mail, please use the following street address:

      Nicholas Funds
c/o Firstar Mutual Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

    You may not fax your redemption request. The Fund will return and not process redemption requests that contain restrictions as to the time or date redemptions are to be effected.

    The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

    If you are uncertain about what documents or instructions are necessary in order to redeem shares, please write or call Firstar (800-544-6547 or 414-276-0535) prior to submitting a written redemption request. A written redemption request will not become effective until Firstar receives all documents in proper order.

    If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees.

    Telephone Redemptions You can redeem your shares by telephone unless you decline this option in writing. Telephone redemptions can only be made by calling Firstar (800-544-6547 or 414-276-0535). In addition to account registration information, you will be required to provide the account number and social security number. Telephone calls will be recorded. During periods of substantial economic or market changes, you may have difficulty making telephone redemptions. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

    Tax Effect of Redemption   For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed. You may recognize a capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further information.

    Signature Guarantees    A signature guarantee of each owner is required to redeem shares in thefollowing situations, for all size transactions:

    * if youchange or transfer the registration of your account
    * when you want the redemption proceeds sent to a different address than is registered on the account
    * if the proceeds are to be made payable to someone other than the account owner(s)
    * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund
    * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

    In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES

    Third Party Transactions   You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). Certain Processing Intermediaries, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you purchase Fund shares this way, the Processing Intermediary rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

    Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

    The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or a redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

    Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.

EXCHANGE BETWEEN FUNDS

    You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. also is adviser to the following funds, which have investment objectives, and net assets as noted below:

Fund	Investment Objective	Net Assets at September 30, 2001
Nicholas Fund, Inc.	Long-term growth	$2,858,300,435
Nicholas II, Inc.	Long-term growth	$512,014,743
Nicholas Limited Edition Inc. (1)	Long-term growth	143,158,835
Nicholas Equity Income Fund, Inc.	Reasonable income; Moderate long-term growth as a secondary consideration	16,441,080
Nicholas Income Fund, Inc.	High current income consistent with the preservation and conservation of capital value	116,427,387
Nicholas Money Fund, Inc.	High level of current income as is consistent with preserving capital and liquidity	146,307,873

    ____________

(1) You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

    If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met. The redemption fee of 0.25% on Nicholas Liberty Fund shares held six months or less discussed in the "Redemption of Fund Shares" section applies to exchanges between funds. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

    If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

    An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

    The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders.

    Exchange By Mail  If you are interested in exercising the exchange by mail privilege, you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

    Exchange By Telephone You also may exchange by telephone among all Nicholas mutual funds. Only exchanges of $500 or more will be executed using the telephone exchange privilege. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve-month period.

    The Fund reserves the right to refuse a telephone exchange if it believes it is advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions. Telephone exchanges can only be made by calling Firstar (414-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.

TRANSFER OF FUND SHARES

    You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year.

    For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made in December of each year. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

    At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

    Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

    The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

    Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

    You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar (800-544-6547 or 414-276-0535). Firstar must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

    If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, Firstar may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

    Individuals, who receive compensation including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA, a SEP IRA, a SIMPLE IRA and/or a Coverdell Savings Account. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement, which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important that you obtain up-to-date information from the Fund before opening an IRA.

    As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $2,000, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

    Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

MASTER RETIREMENT PLAN

    The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.

PROSPECTUS

November 30, 2001

NICHOLAS LIBERTY FUND

FOR MORE INFORMATION ABOUT THE FUND:

    The Fund's Statement of Additional Information ("SAI"), dated November 30, 2001, contains more detailed information on all aspects of Nicholas Liberty Fund, and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

    To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Family of Funds, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

    In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942.8090. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

    For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares from an on-line computer service by using the ticker symbol "NLBTX" or cusip number 65373R201.

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987

Transfer Agent
FIRSTAR MUTUAL FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
FIRSTAR INSTITUTIONAL CUSTODY SERVICES
Cincinnati, Ohio

Independent Public Accountants
ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FREIDRICH LLP
Milwaukee, Wisconsin

NO LOAD - NO SALES CHARGE

Nicholas Fund, Inc. - 700 North Water Street - Suite 1010 - Milwaukee, Wisconsin 53202 - www.nicholasfunds.com

Investment Company Act File No. 811-10531